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                                                                    EXHIBIT 10.8


                 FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT
                 ---------------------------------------------

          FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT (this "Amendment"), dated as of November 7, 1996, among MK GROUP, INC. (the "Guarantor"), MERKLE-KORFF INDUSTRIES, INC. (the "Company") and BANKERS TRUST COMPANY (the "Bank"). Unless otherwise defined herein, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Letter of Credit Agreement.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Guarantor, the Company and the Bank are parties to a Letter of Credit Agreement, dated as of September 22, 1995 (the "Letter of Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Letter of Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Amendments to Letter of Credit Agreement.
    ----------------------------------------

          1. Section 1.01 of the Letter of Credit Agreement is hereby amended by inserting the word "Original" immediately following the text "Initial Borrowing Date under the" appearing in said Section.

          2. Section 3.09 of the Letter of Credit Agreement is hereby amended by (i) inserting the word "Original" immediately following the text "in Sections 5 and 6 of the" appearing in said Section and (ii) inserting the word "Original" immediately following the text "Date under the" appearing in said Section.

          3. Section 4.06 of the Letter of Credit Agreement is hereby amended by inserting the word "Original" immediately following the text "in the" appearing in said Section.

          4. The preamble of Section 5 of the Letter of Credit Agreement is hereby amended by deleting the phrase "the Effective Date" appearing therein and inserting in lieu thereof the phrase "(x) the First Amendment Effective Date, in the case of Section 5.01 and (y) the Effective Date, in the case of Section 5.02,".

          5. Section 5.01 of the Letter of Credit Agreement is hereby amended by (i) deleting the phrase "Each of the Guarantor and the Company will, and will cause each of its respective" and inserting in lieu thereof the text "(A) The Guarantor will cause each of its Subsidiaries to and (B) the Company will, and will cause each of its", (ii) deleting
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the phrase "the Guarantor," appearing in the first sentence of said Section,
(iii) deleting the phrase "the Guarantor, the Company and their respective Subsidiaries" appearing in the second sentence of said Section and inserting in lieu thereof the phrase "the respective Subsidiaries of the Guarantor and the Company" and (iv) deleting the phrase "Effective Date" appearing therein and inserting in lieu thereof the phrase "First Amendment Effective Date".

          6. Section 6.03 of the Letter of Credit Agreement is hereby amended by (i) deleting the phrase "Effective Date" in each place it appears therein and inserting in lieu thereof the phrase "First Amendment Effective Date" and (ii) deleting the text ", 9.09, 9.10 and/or 9.11" appearing therein and inserting in lieu thereof the text "9.08 and/or 9.09".

          7. The remedies provision appearing at the end of Section 6 of the Letter of Credit Agreement is hereby amended by deleting the phrase "Effective Date" appearing therein and inserting in lieu thereof the phrase "First Amendment Effective Date".

          8. The definition of "Acquisition" appearing in Section 7 of the Letter of Credit Agreement is hereby amended by inserting the word "Original" immediately following the text "provided in the" appearing therein.

          9. The definition of "Acquisition Documents" appearing in Section 7 of the Letter of Credit Agreement is hereby amended by inserting the word "Original" immediately following the text "provided in the" appearing therein.

          10. The definition of "Credit Agreement" appearing in Section 7 of the Letter of Credit Agreement is hereby amended by (i) deleting the date "September 22, 1995" appearing therein and inserting in lieu thereof the date "November 7, 1996"; (ii) deleting the phrase "the Guarantor, the Company" and inserting in lieu thereof the phrase "Motors and Gears Industries, Inc."

          11. The definition of "Initial Borrowing Date" appearing in Section 7 of the Letter of Credit Agreement is hereby amended by inserting the word "Original" immediately following the text "provided in the" appearing therein.

          12. The definition of "Material Adverse Effect" appearing in Section 7 of the Letter of Credit Agreement is hereby amended by inserting the word "Original" immediately following the text "as defined in the" appearing therein.

          13. The definition of "Mergers" appearing in Section 7 of the Letter of Credit Agreement is hereby amended by inserting the word "Original" immediately following the text "provided in the" appearing therein.

          14. Section 7 of the Letter of Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definition:

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          "First Amendment" shall mean the First Amendment to this Agreement, dated as of November 7, 1996.

          "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

          "Original Credit Agreement" shall mean the Credit Agreement, dated as of September 22, 1995, among the Guarantor, the Company, various lending institutions from time to time party thereto and Bankers Trust Company, as Agent, as in effect on the First Amendment Effective Date (prior to giving effect to the First Amendment).

          15. Section 9.02 of the Letter of Credit Agreement is hereby amended by deleting the phrase "Effective Date" appearing in said Section and inserting in lieu thereof the phrase "First Amendment Effective Date".


II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Bank to enter into this Amendment, each of the Company and the Guarantor hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Letter of Credit Agreement and the other L/C Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Letter of Credit Agreement or any other L/C Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Bank.

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          4.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the Guarantor, the Company and the Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Bank at 130 Liberty Street, New York, New York 10006 Attention: Mary Kay Coyle.

          6. From and after the First Amendment Effective Date, all references in the Letter of Credit Agreement and each of the other L/C Documents to the Letter of Credit Agreement shall be deemed to be references to the Letter of Credit Agreement as amended hereby.

                            *          *          *

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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                                 MK GROUP, INC.


                                                 By /s/ Jonathan F. Boucher
                                                   ---------------------------
                                                   Title:


                                                 MERKLE-KORFF INDUSTRIES, INC.


                                                 By /s/ Jonathan F. Boucher
                                                   ---------------------------
                                                   Title:


                                                 BANKERS TRUST COMPANY


                                                 By /s/ Patricia Hogan
                                                   ----------------------------
                                                   Title: Vice President

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